UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund II

WESTFIELD
CAPITAL MANAGEMENT

Annual Report **October 31, 2017**

Investment Adviser:
Westfield Capital Management Company, L.P

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
OCTOBER 31, 2017

The Funds file their complete schedule of investments of fund holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-454-0738; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2017 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder:

Domestic equities posted broad gains in the past twelve months, rising across all market capitalizations. The rally, which was catalyzed by the U.S. presidential election last November, carried over into 2017. Positive economic data at home and signs of improvements in the Eurozone and emerging economies powered the advance, overshadowing investor concerns about geopolitical tension and a lack of momentum on domestic policy initiatives. Most economic indicators continued pointing to strength in the U.S. economy in 2017 – by the end of summer unemployment levels dropped to a 16-year low, consumer confidence remained strong, and the ISM Manufacturing PMI reading climbed above 60, a level last seen in 2004. The Federal Reserve’s commitment to unwinding some of the monetary stimulus, along with the White House’s tax reform proposals also supported the advance in risk assets.

The Westfield Large Cap Growth Fund (the “portfolio”), Institutional Class returned 30.50% gross (29.65% net) in the trailing 12-month period ending October 31, 2017, performing effectively in-line with the Russell 1000® Growth Index (the “index”), which gained 29.71%. Broad-based relative strength across eight sectors offset relative weakness in Health Care and Industrials.

The Consumer Staples sector contributed 181 basis points (“bps”) to relative returns. The portfolio’s strategic underweight of the sector was the leading driver of the relative outperformance during the period. Generally speaking, Consumer Staples companies tend to have characteristics that are contrary to Westfield’s investment approach. Within the sector we try to identify companies that grow at rates above the sector average, or those that face potential event catalysts. Our stock picks are diversified across three sub-industries – tobacco, soft drinks, and distillers – into companies which we believe have attractive growth rates and earnings durability/visibility that make them compelling investment opportunities. These investments, in our opinion, have been somewhat insulated from pricing and competitive pressures faced by many Consumer Staples companies, and most notably by those within food and drug retail.

Constellation Brands, Inc., a producer and distributor of alcoholic beverages, was the sector’s top source of relative strength. Improving margins in the company’s beer business segment has been key to our investment thesis, and the company delivered in June; beer gross margins were up on a year-over-year basis. Constellation has an exclusive license to import and sell Grupo Modelo’s Corona and Modelo beers brands and it has been encouraging to see the share price recover from the declines experienced in the wake of the U.S. election and the corresponding Mexican/ American trade policy uncertainty. We continue to feel that the company has painted

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2017 (Unaudited)

a credible picture of how it will navigate various trade scenarios and with more clarity on the policy front, we believe the stock should maintain its momentum.

The Consumer Discretionary sector added 100 bps to relative returns. Although economic indicators continued to paint an improved picture for the consumers’ discretionary spending, most Consumer companies underperformed the broad market during the period. Some of the weakness stemmed from investor concerns over the Amazon / Whole Foods acquisition and potential impacts of this power duo on the grocery markets. We have been selective with our positioning in the sector, avoiding traditional retail categories and overweighing areas of secular strength, such as leisure, gaming and lodging. We also have been constructive on the media segment, where the distributor consolidation, cord cutting, and audience fragmentation have led to material shifts in the industry ecosystem, setting up a favorable backdrop for investment opportunities. Marriott International, Inc., a worldwide operator and franchisor of hotels, was the top contributor to relative returns in the sector. Marriott has posted consensus-besting earnings results in three consecutive quarters this year. The company’s latest quarterly report continued to highlight cash generating power of the business model – adjusted net income was 20% y/y and adjusted EPS was up 26%. We think Marriott’s substantial cash flow, combined with their stable levels of debt and capital expenditures should allow for robust return of capital to shareholders in the form of dividends and share buybacks. Charter Communications, Inc., the second largest cable TV provider in the U.S., was also a performance highlight. The stock advanced after reporting better-than-expected quarterly results, with particular strength seen in its Time Warner Cable business. The company’s post-merger integration is moving ahead as planned, supporting accelerated attrition among its legacy, low-value subscribers. Simplified pricing and promotion strategies are now in place in all Time Warner markets resulting in decreases in higher-value customer churn.

Investments in Information Technology added 71 bps to relative returns. Shares of Information Technology companies rebounded in the beginning of 2017 after the election-induced sell-off of late 2016, and the portfolio’s slight overweight of the sector was additive to relative performance. However, it was positive stock selection that provided the bulk of incremental performance benefit, with strength especially notable within high-growth segments such as application software, data processing, and semiconductor equipment. We favor the data processing & outsourced services industry for its highly visible top-line growth combined with a fixed cost business structure. Provider of digital and mobile payments solutions PayPal Holdings, Inc. was a top contributor to relative returns. The stock outperformed its industry peers significantly, driven by improving fundamentals, which have been evident by the company’s quarterly earnings beats and upward forward guidance revisions.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2017 (Unaudited)

Developer of semiconductor wafer fabrication equipment Applied Materials, Inc. also contributed meaningfully to relative gains. The company provides equipment to the global semiconductor manufacturers and indirectly benefits from robust sales along the iPhone supply chain. We think its sales growth should continue to accelerate, fueled by the insatiable demand for new smart phones and Apple’s adoption of OLED displays for their devices.

Health Care detracted 166 bps from relative returns. The portfolio maintains a meaningful allocation to the sector, with positions diversified across multiple sub-industries. We favor segments that are relatively insulated from regulatory and clinical risks, such as laboratory tools and diagnostics. We also continue to be active in the biopharmaceuticals niche, where robust growth of recent years has been catalyzed by a tremendous innovation in drug research. Celgene Corp., a global biopharmaceutical company focused on discovering therapies for the treatment of cancer and immune-inflammatory diseases, was the portfolio’s greatest source of relative weakness. The shares sold off in October after Celgene missed third quarter consensus estimates for psoriasis drug Otezla and lowered 2020 guidance. The overall guidance was not far below the company’s initial target, but it showed an increase in revenue share from Revlimid, a key product for bone marrow cancer. We believe this shift could have raised concerns among investors as to the company’s ability to diversify away from Revlimid over time. While the quarterly report, and the subsequent stock decline, were extremely disappointing, we maintained our investment. We believe the breadth of Celgene’s late-stage pipeline, as well as deployment of the significant cash flow associated with the Revlimid franchise should diversify the company away from Revlimid over time, closing the valuation discount to growth that we think is currently reflected in the share price.

Industrials detracted 127 bps from relative returns. This economically-sensitive segment followed an extremely volatile trading pattern this past year, surging after the U.S. presidential election, underperforming through the first half of 2017, and regaining momentum early fall. The portfolio’s relative performance shortfall largely stemmed from a combination of our limited exposure to the aerospace & defense segment, which rallied sharply, and our investments within research & consulting services and industrial machinery. Shares of Nielsen Holdings Plc, a provider of global marketing data collection and analytics services, were penalized by investors after the company disappointed Wall Street expectations on quarterly earnings at the end of 2016. While we thought that Nielsen had a solid upside potential longer-term, the lack of immediate growth catalysts contributed to our decision to sell the stock. Textron Inc., a manufacturer of aircraft parts, automotive products, and military equipment, was also a relative underperformer. Our analysis of aircraft purchasing trends among small business owners had been showing improvements in

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2017 (Unaudited)

demand for small/mid-size business jets post the election, yet the company’s earnings growth remained lackluster. We exited our investment given that we could see no tangible evidence of a recovery in its business jet segment. Also underperforming, but maintained in the portfolio were shares of Ingersoll-Rand Plc, a manufacturer of central heaters, air conditioners, and air cleaners. We continue to view the commercial construction market as one of the few organic growth areas in industrial machinery and we think that demand for the company’s products should continue to improve going forward.

The U.S. stock market continues to grind higher as earnings are starting to accelerate across most economic sectors. We continue to see exciting innovation across Health Care and Technology. With global growth picking up speed and some signs of wage inflation in the U.S., interest rates finally look poised to edge higher. U.S. manufacturing and transportation are accelerating and we have recently added exposure to more economically and rate sensitive areas like Financials, Energy and Industrials. Given overall low interest rates and inflation versus history, coupled with a stronger earnings outlook, specific stock valuations look attractive and new idea generation remains robust. With the Federal Reserve off zero interest rates, stocks are finally following earnings growth instead of macroeconomic factors that drove outperformance of expensive low volatility stocks over much of the last seven years. Equity correlations have dropped to 10-year lows, which bodes well for active stock picking going forward.

Definition of Comparative Index

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2017 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Westfield Capital Large Cap Growth Fund, Institutional or Investor Class Shares, versus the Russell 1000® Growth Index.

* Fund commenced operations on July 13, 2011.

(1) If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2017 (Unaudited)

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2017 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder:

Domestic equities posted broad gains in the past twelve months, rising across all market capitalizations. The rally, which was catalyzed by the U.S. presidential election last November, carried over into 2017. Positive economic data at home and signs of improvements in the Eurozone and emerging economies powered the advance, overshadowing investor concerns about geopolitical tension and a lack of momentum on domestic policy initiatives. Most economic indicators continued pointing to strength in the U.S. economy in 2017 – by the end of summer, unemployment levels dropped to a 16-year low, consumer confidence remained strong, and the ISM Manufacturing PMI reading climbed above 60, a level last seen in 2004. The Federal Reserve’s commitment to unwinding some of the monetary stimulus, along with the White House’s tax reform proposals also supported the advance in risk assets.

The Westfield Dividend Growth Fund (the “portfolio”), Institutional Class returned 23.34% gross (22.39% net) in the trailing 12-month period ending October 31, 2017, besting the Nasdaq Dividend Achievers Index (the “index”), which advanced 20.20% and performing in-line with the S&P 500® Index, which rose 23.63%. Relative strength in Consumer Discretionary, Consumer Staples, and Financials offset relative weakness in Industrials.

In keeping with the strategy’s objectives, the portfolio continues to be concentrated, typically owning 40 to 45 names, and as of October 31, 2017 had a dividend yield of 2.4%, a 3-year historical dividend growth rate of 12.4%, and a forward EPS growth of 10.7%, all currently higher than the benchmark. Importantly, we believe this portfolio is positioned to benefit from the current environment in which the Fed is finally moving away from zero interest rates. In rising rate environments historically, dividend growth stocks tend to perform far better than their high dividend yield peers (i.e. bond proxies).

Consumer Discretionary contributed 357 basis points (bps) to relative returns, driven by positive stock selection. We have been selective with our positioning in the sector, avoiding traditional retail categories and overweighting areas of secular strength, such as lodging. Marriott International, Inc., an operator and franchiser of hotel and related lodging facilities, was the sector’s top relative performer. The company has delivered better-than-expected results in recent quarters, helped by strong U.S. travel to Europe. We consider the company to be a cash-generation machine, and capital returns to shareholders are running above earlier expectations. We view Marriott as a core holding within consumer given its loyalty program is one of the most powerful in the entire consumer space. Also enhancing the portfolios relative

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2017 (Unaudited)

returns was its position in Delphi Automotive PLC, a manufacturer of motor vehicle parts and accessories. The company recently posted good quarterly results, raised forward guidance for the year and continued to return capital to shareholder through both dividend and stock buybacks. We remain invested in the shares in light of what we see as a strong and diversified content growth and anticipate that the company should benefit from the acceleration in hybrid vehicle production as well as new product launches.

Consumer Staples provided a 270 bp relative performance benefit, due primarily to the portfolio’s underweight of the sector. Within the sector, where we own very few investments, we try to identify companies that either grow earnings at rates above the sector average or are likely to benefit from potential company-specific event catalysts. Marine Harvest ASA, a Norwegian fish farm operator focused on raising mostly salmon, was one sector holding that bolstered the portfolio’s returns. The company has a 8.5% dividend yield and 3-year dividend growth rate of 14.3%. Additionally, from a fundamental perspective we believe that demand for salmon should grow as the world increases its consumption of healthier protein. Due the company’s size, it enjoys lower feed costs than other providers. Most farming sites are under long-term contracts, limiting new supply in the industry.

Financials contributed 104 bps to relative returns. The flattening yield curve has been a headwind for life insurers and many banks, but we believe that rate-sensitive financials should outperform if inflation expectations move higher or D.C. gridlock improves. CME Group Inc., an operator of security and commodity exchanges, was the sector’s top relative performer during the year. We consider the shares to be defensive with a 5%+ dividend yield; the company is a beneficiary of elevated volatility and is seeing improved pricing via product mix. CME has a wide moat to protect its advantaged market position and showcases predictable revenue growth. Financials services giant JPMorgan Chase & Co. also contributed to the portfolio’s relative performance. We believe deregulation should accelerate as Trump appointees take a more business-friendly approach to oversight and that any regulatory changes should disproportionately impact the largest banks, such as JPMorgan Chase. From a return of capital perspective, we are attractive to the company’s 9.4% 3-year dividend growth rate and stock buyback program.

Industrials were the portfolio’s biggest source of relative weakness detracting 409 bps from incremental gains. The sector’s underperformance was led by its position in Macquarie Infrastructure Corporation, a company with investments in infrastructure companies across the U.S. The shares declined after the company posted third quarter results at the beginning of the month. While EBITDA was in line with Wall Street expectations, free cash flow came in light on the heels of higher maintenance

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2017 (Unaudited)

capital expenditures. The market may have worries about a 1% cut to free cash flow guidance, but we believe that is explained by a choice to spend $5 million on bringing in house the necessary expertise to manage jet fuel storage and renewable power options. Despite the recent weakness, we believe the company has the ability to grow its cash flow while also continuing to grow its dividend (3-year dividend growth rate of 12.8%). We do not believe Macquarie is a high-expectations stock, but think the company hitting its dividend targets should be enough to satisfy the investor base. Elsewhere in the sector, manufacturer of diesel and natural gas engines Cummins Inc. was added to the portfolio during the year and was additive to relative returns. We consider the company’s management team to be high quality and the stock’s valuation to be reasonable. Cummins Inc. has a great balance sheet and should prove to a beneficiary of global growth and the electrification of vehicles.

The U.S. stock market continues to grind higher as earnings are starting to accelerate across many different economic sectors. We continue to see exciting innovation across Health Care and Technology. With global growth picking up speed and some signs of wage inflation in the U.S., interest rates finally look poised to edge higher. U.S. manufacturing and transportation are accelerating and we have recently added exposure to more economically and rate sensitive areas like Financials, Energy and Industrials. Given overall low interest rates and inflation versus history, coupled with a stronger earnings outlook, specific stock valuations look attractive and new idea generation remains robust. With the Federal Reserve off zero interest rates, stocks are finally following earnings growth instead of macroeconomic factors that drove outperformance of expensive low volatility stocks over much of the last seven years. Equity correlations have dropped to 10-year lows, which bodes well for active stock picking going forward.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2017 (Unaudited)

Definition of Comparative Indices

The S&P 500® Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The S&P High Yield Dividend Aristocrats® Index is an unmanaged index designed to measure the performance of companies within the S&P Composite 1500® that have followed a managed-dividends policy of consistently increasing dividends every year for at least 20 years.

NASDAQ Dividend Achievers Select Total Return Index is comprised of a select group of securities with at least ten consecutive years of increasing annual regular dividend payments.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2017 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Westfield Capital Dividend Growth Fund, Institutional or Investor Class Shares, versus the S&P 500 Index®, S&P High Yield Dividend Aristocrats® Index and NASDAQ Dividend Achievers Select Total Return Index

*Fund commenced operations on July 26, 2013.

(1) If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted for the Fund for periods prior to July 26, 2013 is that of another investment vehicle (the “Predecessor Fund”). The Predecessor Fund commenced operations on April 30, 2010.

The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. Performance shown for periods of one year and greater are annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2017 (Unaudited)

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.0% ‡

	Shares	Value
CONSUMER DISCRETIONARY — 14.7%
Amazon.com *	3,541	$3,913,796
Charter Communications, Cl A *	4,615	1,542,194
Delphi Automotive	13,180	1,309,829
Home Depot	15,090	2,501,620
Marriott International, Cl A	21,510	2,570,015
Newell Brands	28,720	1,171,202
Priceline Group *	784	1,498,977
Twenty-First Century Fox, Cl A	42,845	1,120,397

		15,628,030

CONSUMER STAPLES — 5.5%
Constellation Brands, Cl A	11,410	2,499,817
Monster Beverage *	23,500	1,361,355
Philip Morris International	18,705	1,957,291

		5,818,463

ENERGY — 2.3%
EOG Resources	13,520	1,350,242
Valero Energy	13,410	1,057,915

		2,408,157

FINANCIALS — 5.5%
Bank of America	61,140	1,674,625
Intercontinental Exchange	19,100	1,262,510
Progressive	32,430	1,577,719
S&P Global	8,360	1,308,089

		5,822,943

HEALTH CARE — 16.4%
Abbott Laboratories	34,960	1,895,881

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Alexion Pharmaceuticals *	9,530	$1,140,360
Biogen *	4,011	1,250,068
Celgene *	19,290	1,947,711
Cooper	9,530	2,289,678
Danaher	19,360	1,786,347
Eli Lilly	21,730	1,780,556
Jazz Pharmaceuticals *	13,791	1,951,840
STERIS	19,670	1,835,801
Vertex Pharmaceuticals *	10,750	1,571,973

		17,450,215

INDUSTRIALS — 8.6%
AMETEK	32,430	2,188,701
Boeing	7,455	1,923,241
Ingersoll-Rand	24,480	2,168,928
Union Pacific	16,170	1,872,324
United Continental Holdings *	17,780	1,039,775

		9,192,969

INFORMATION TECHNOLOGY — 36.3%
Adobe Systems *	12,300	2,154,468
Alphabet, Cl A *	2,814	2,906,974
Alphabet, Cl C *	3,081	3,132,268
Apple	30,466	5,149,972
Applied Materials	33,050	1,865,012
Broadcom	8,210	2,166,701
Cognizant Technology Solutions, Cl A	16,460	1,245,528
Facebook, Cl A *	25,430	4,578,926
MasterCard, Cl A	13,600	2,023,272
Micron Technology *	28,510	1,263,278
Microsoft	40,000	3,327,200
PayPal Holdings *	25,730	1,866,969
salesforce.com inc*	24,070	2,463,324
ServiceNow *	12,170	1,537,923
Visa, Cl A	27,310	3,003,554

		38,685,369

MATERIALS — 3.4%
Celanese, Cl A	15,260	1,591,770

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value
MATERIALS — continued
DowDuPont	28,970	$2,094,821

		3,686,591

REAL ESTATE — 3.4%
Alexandria Real Estate Equities †	9,830	1,218,527
American Tower, Cl A †	9,940	1,428,080
Equinix †	2,165	1,003,477

		3,650,084

TELECOMMUNICATION SERVICES — 0.9%
Verizon Communications	20,640	988,037

TOTAL COMMON STOCK (Cost $66,205,046)		103,330,858

TOTAL INVESTMENTS— 97.0% (Cost $66,205,046)		$103,330,858

Percentages are based on Net Assets of $106,542,413.

*	Non-income producing security.
†	Real Estate Investment Trust.
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
Cl —	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.5% ‡

	Shares	Value
CONSUMER DISCRETIONARY — 5.7%
Home Depot	10,710	$1,775,503
L Brands	43,670	1,879,557
Marriott International, Cl A	21,460	2,564,041

		6,219,101

CONSUMER STAPLES — 6.5%
Kimberly-Clark	16,036	1,804,210
Marine Harvest ADR	126,125	2,457,546
Wal-Mart Stores	33,380	2,914,408

		7,176,164

ENERGY — 2.3%

Occidental Petroleum	39,150	2,527,915

FINANCIALS — 12.7%
Arthur J Gallagher	41,280	2,614,262
Bank of N.T. Butterfield & Son	67,340	2,515,149
CME Group, Cl A	12,010	1,647,411
Intercontinental Exchange	36,970	2,443,717
JPMorgan Chase	22,270	2,240,585
Progressive	49,790	2,422,284

		13,883,408

HEALTH CARE — 10.0%
Abbott Laboratories	55,910	3,031,999
Eli Lilly	32,300	2,646,662
Quest Diagnostics	32,689	3,065,574

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
STERIS	23,890	$2,229,654

		10,973,889

INDUSTRIALS — 16.5%
Boeing	8,660	2,234,107
Caterpillar	16,950	2,301,810
Cummins	13,020	2,302,978
Honeywell International	11,430	1,647,749
Ingersoll-Rand	23,810	2,109,566
Lockheed Martin	9,803	3,020,892
Macquarie Infrastructure	33,589	2,336,115
Union Pacific	18,610	2,154,852

		18,108,069

INFORMATION TECHNOLOGY — 27.4%
Apple	19,620	3,316,565
Broadcom	8,455	2,231,359
Cisco Systems	81,255	2,774,858
Cypress Semiconductor	178,010	2,823,238
Fidelity National Information Services	21,430	1,987,847
Intel	62,840	2,858,592
Jack Henry & Associates	20,312	2,236,960
Microchip Technology	22,880	2,169,024
Microsoft	52,528	4,369,279
Motorola Solutions	24,640	2,230,906
Texas Instruments	31,040	3,001,258

		29,999,886

MATERIALS — 6.4%
Avery Dennison	30,620	3,250,925
DowDuPont	52,618	3,804,808

		7,055,733

REAL ESTATE — 8.0%
Alexandria Real Estate Equities †	21,460	2,660,182
American Tower, Cl A †	15,460	2,221,138
Community Healthcare Trust †	57,895	1,588,060

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — continued
CyrusOne †	38,060	$2,336,503

		8,805,883

TELECOMMUNICATION SERVICES — 2.0%
Verizon Communications	44,710	2,140,268

UTILITIES — 2.0%

NextEra Energy	14,440	2,239,211

TOTAL COMMON STOCK (Cost $91,542,480)		109,129,527

TOTAL INVESTMENTS— 99.5% (Cost $91,542,480)		$109,129,527

Percentages are based on Net Assets of $109,651,862.

†	Real Estate Investment Trust
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES

	Westfield Large Cap Growth Fund	Westfield Dividend Growth Fund
Assets:
Investments, at Value (Cost $66,205,046 and $91,542,480)	$103,330,858	$109,129,527
Cash	3,253,420	3,133,911
Dividends Receivable	33,271	87,892
Prepaid Expenses	17,384	18,220
Receivable for Capital Shares Sold	6,765	–
Receivable for Investment Securities Sold	–	1,558,594

Total Assets	106,641,698	113,928,144

Liabilities:
Payable due to Adviser	47,293	55,878
Payable due to Administrator	11,345	11,586
Payable due to Trustees	2,919	2,967
Chief Compliance Officer Fees Payable	1,326	1,348
Payable for Capital Shares Redeemed	369	–
Payable due to Shareholder Servicing Agent (Investor Class Shares)	48	225
Payable for Investment Securities Purchased	–	4,175,240
Other Accrued Expenses	35,985	29,038

Total Liabilities	99,285	4,276,282

Net Assets	$106,542,413	$109,651,862

Net Assets Consist of:
Paid-in Capital	$42,734,308	$78,962,167
Undistributed Net Investment Income	178,656	1,116,699
Accumulated Net Realized Gain on Investments	26,503,637	11,985,949
Net Unrealized Appreciation on Investments	37,125,812	17,587,047

Net Assets	$106,542,413	$109,651,862

Institutional Class Shares:
Net Assets	$106,364,440	$109,181,302
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	7,520,022	8,943,302
Net Asset Value, Offering and Redemption Price Per Share	$14.14	$12.21

Investor Class Shares:
Net Assets	$177,973	$470,560
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	12,464	38,470
Net Asset Value, Offering and Redemption Price Per Share	$14.28	$12.23

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2017

STATEMENTS OF OPERATIONS

	Westfield Large Cap Growth Fund	Westfield Dividend Growth Fund
Investment Income
Dividends	$ 1,356,354	$ 2,540,180
Interest	10,774	16,571
Less: Foreign Taxes Withheld	–	(4,642)

Total Investment Income	1,367,128	2,552,109

Expenses
Investment Advisory Fees	765,361	761,832
Administration Fees	144,392	124,845
Trustees’ Fees	12,393	11,059
Chief Compliance Officer Fees	3,773	3,687
Shareholder Servicing Fees (Investor Class Shares)	430	1,006
Transfer Agent Fees	74,497	71,960
Registration Fees	34,507	32,688
Audit Fees	22,352	29,134
Legal Fees	20,644	18,150
Printing Fees	12,914	14,865
Custodian Fees	10,649	2,253
Insurance and Other Expenses	11,824	10,363

Total Expenses	1,113,736	1,081,842

Less:
Waiver of Investment Advisory Fees	(112,390)	(115,793)
Fees Paid Indirectly	(40)	(36)

Net Expenses	1,001,306	966,013

Net Investment Income	365,822	1,586,096

Net Realized Gain on Investments	26,935,405	12,006,027
Net Change in Unrealized Appreciation on Investments	3,667,763	6,872,548

Net Realized and Unrealized Gain on Investments	30,603,168	18,878,575

Net Increase in Net Assets Resulting from Operations	$ 30,968,990	$ 20,464,671

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$365,822	$ 480,491
Net Realized Gain on Investments	26,935,405	17,584,149
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,667,763	(18,044,589)

Net Increase in Net Assets Resulting from Operations	30,968,990	20,051

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(569,719)	(621,122)
Investor Class Shares	(415)	(88)
Net Realized Gains:
Institutional Class Shares	(17,540,131)	(17,684,745)
Investor Class Shares	(26,580)	(18,360)

Total Dividends and Distributions	(18,136,845)	(18,324,315)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	3,525,388	5,713,864
Reinvestment of Distributions	14,202,171	15,822,442
Redeemed	(96,300,998)	(32,674,166)

Net (Decrease) in Net Assets from Institutional Class Share Transactions	(78,573,439)	(11,137,860)

Investor Class Shares
Issued	11,460	3,011
Reinvestment of Distributions	26,977	18,437
Redeemed	(64,271)	(25,297)

Net (Decrease) in Net Assets from Investor Class Share Transactions	(25,834)	(3,849)

Net Decrease in Net Assets from Share Transactions	(78,599,273)	(11,141,709)

Total Decrease in Net Assets	(65,767,128)	(29,445,973)

Net Assets:
Beginning of Year	172,309,541	201,755,514

End of Year (including undistributed net investment income of $178,656 and $381,004, respectively)	$106,542,413	$ 172,309,541

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$1,586,096	$1,886,349
Net Realized Gain on Investments	12,006,027	369,712
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,872,548	(1,374,293)

Net Increase in Net Assets Resulting from Operations	20,464,671	881,768

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(1,961,910)	(1,702,653)
Investor Class Shares	(6,770)	(3,913)
Net Realized Gains:
Institutional Class Shares	(351,599)	(3,044,111)
Investor Class Shares	(1,335)	(7,915)

Total Dividends and Distributions	(2,321,614)	(4,758,592)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	157,348	2,954,114
Reinvestment of Distributions	2,114,720	4,724,811
Redeemed	(7,361,131)	(5,554,985)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(5,089,063)	2,123,940

Investor Class Shares
Issued	44,000	100,830
Reinvestment of Distributions	8,105	11,827

Net Increase in Net Assets from Investor Class Share Transactions	52,105	112,657

Net Increase/Decrease in Net Assets from Share Transactions	(5,036,958)	2,236,597

Total Increase (Decrease) in Net Assets	13,106,099	(1,640,227)

Net Assets:
Beginning of Year	96,545,763	98,185,990

End of Year (including undistributed net investment income of $1,116,699 and $1,479,331, respectively)	$109,651,862	$96,545,763

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Year

	Institutional Class Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Year	$12.74	$13.97	$14.49		$13.20	$10.09

Income (Loss) from Operations:
Net Investment Income (1)	0.04	0.03	0.05		0.05	0.07
Net Realized and Unrealized Gain	3.26	0.02	0.61		2.01	3.16

Total from Operations	3.30	0.05	0.66		2.06	3.23

Dividends and Distributions from:
Net Investment Income	(0.05)	(0.04)	(0.05)		(0.06)	(0.11)
Net Realized Gains	(1.85)	(1.24)	(1.13)		(0.71)	(0.01)

Total Dividends and Distributions	(1.90)	(1.28)	(1.18)		(0.77)	(0.12)

Net Asset Value, End of Year	$14.14	$12.74	$13.97		$14.49	$13.20

Total Return†	29.65%	0.54%	4.70%		16.36%	32.33%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$106,364	$172,123	$201,547		$204,895	$193,684
Ratio of Expenses to Average Net Assets(2)	0.85%	0.85%	0.86	%(3)	0.85%	0.94	%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.95%	0.90%	0.89%		0.89%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.31%	0.26%	0.33%		0.40%	0.58%
Portfolio Turnover Rate	54%	63%	82%		49%	71%

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.85%, 0.85%, 0.86%, 0.85% and 0.94%, respectively
(3)	The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.85%.
†	Total return is for the year indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the year. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS — continued

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Year

	Investor Class Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Year	$12.84	$14.07	$14.58	$13.30	$10.09

Income (Loss) from Operations:
Net Investment Income (1)	0.01	—	0.01	0.02	0.03
Net Realized and Unrealized Gain	3.30	0.02	0.63	2.01	3.19

Total from Operations	3.31	0.02	0.64	2.03	3.22

Dividends and Distributions from:
Net Investment Income	(0.02)	(0.01)	(0.02)	(0.04)	—
Net Realized Gains	(1.85)	(1.24)	(1.13)	(0.71)	(0.01)

Total Dividends and Distributions	(1.87)	(1.25)	(1.15)	(0.75)	(0.01)

Net Asset Value, End of Year	$14.28	$12.84	$14.07	$14.58	$13.30

Total Return†	29.42%	0.27%	4.50%	15.98%	31.92%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$178	$187	$209	$312	$193
Ratio of Expenses to Average Net Assets(2)	1.10%	1.10%	1.11%(3)	1.10%	1.19%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.20%	1.15%	1.14%	1.14%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.01%	0.08%	0.14%	0.24%
Portfolio Turnover Rate	54%	63%	82%	49%	71%

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.10%, 1.10%, 1.11%, 1.10% and 1.19%, respectively
(3)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 1.10%.

†

Total return is for the year indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the year. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Year

	Institutional Class Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Period	$10.22	$10.67	$10.88	$10.36	$10.00

Income (Loss) from Operations:
Net Investment Income (1)	0.17	0.20	0.14	0.28	0.04
Net Realized and Unrealized Gain (Loss)	2.08	(0.13)	0.20	0.77	0.32

Total from Operations	2.25	0.07	0.34	1.05	0.36

Dividends and Distributions from:
Net Investment Income	(0.22)	(0.18)	(0.21)	(0.08)	—
Net Realized Gains	(0.04)	(0.34)	(0.34)	(0.45)	—

Total Dividends and Distributions	(0.26)	(0.52)	(0.55)	(0.53)	—

Net Asset Value, End of Period	$12.21	$10.22	$10.67	$10.88	$10.36

Total Return†	22.39%	0.90%	3.10%	10.67%	3.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$109,181	$96,199	$97,940	$94,012	$68,686
Ratio of Expenses to Average Net Assets(2)	0.95%	0.95%	0.95%	0.95%	0.95%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.06%	1.05%	1.05%	1.10%	1.30%**
Ratio of Net Investment Income to Average Net Assets	1.56%	1.98%	1.29%	2.65%	1.65%**
Portfolio Turnover Rate	122%	112%	133%	101%	29%***

*	Commenced operations on July 26, 2013.
**	Annualized
***	Portfolio turnover rate is for the period indicated and has not been annualized
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.95%, 0.95%, 0.95%, 0.95% and 0.95%, respectively

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Year

	Investor Class Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Period	$10.24	$10.70	$10.89	$10.36	$10.00

Income (Loss) from Operations:
Net Investment Income (1)	0.14	0.17	0.08	0.32	0.04
Net Realized and Unrealized Gain (Loss)	2.09	(0.13)	0.24	0.74	0.32

Total from Operations	2.23	0.04	0.32	1.06	0.36

Dividends and Distributions from:
Net Investment Income	(0.20)	(0.16)	(0.17)	(0.08)	—
Net Realized Gains	(0.04)	(0.34)	(0.34)	(0.45)	—

Total Dividends and Distributions	(0.24)	(0.50)	(0.51)	(0.53)	—

Net Asset Value, End of Period	$12.23	$10.24	$10.70	$10.89	$10.36

Total Return†	22.11%	(0.60%)	2.91%	10.76%	3.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$471	$347	$246	$40	$27
Ratio of Expenses to Average Net Assets(2)	1.20%	1.20%	1.20%	1.04%	1.00%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.31%	1.30%	1.30%	1.21%	1.31%**
Ratio of Net Investment Income to Average Net Assets	1.29%	1.71%	0.75%	3.14%	1.36%**
Portfolio Turnover Rate	122%	112%	133%	101%	29%***

*	Commenced operations on July 26, 2013.
**	Annualized
***	Portfolio turnover rate is for the period indicated and has not been annualized
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.20%, 1.20%, 1.20%, 1.04% and 1.00%, respectively

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2017

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 32 funds. The financial statements herein are those of the Westfield Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and the Westfield Capital Dividend Growth Fund (the “Dividend Growth Fund”) (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. Each Fund is classified as a diversified investment company under the Investment Company Act of 1940. The investment objective of the Large Cap Growth Fund is long-term growth of capital by investing primarily (at least 80% of its net assets) in equity securities. The Large Cap Growth Fund is a diversified fund and focuses on U.S. listed common stocks with large market capitalizations that Westfield Capital Management Company, L.P. (the “Adviser”) believes are quality companies with stock that offers the potential for future price appreciation. The investment objective of the Dividend Growth Fund is long-term growth of capital by investing in equity securities from a variety of economic sectors with a history or prospect of paying stable or increasing dividends. The Dividend Growth Fund is a diversified fund. The Dividend Growth Fund commenced operations on July 26, 2013 as a result of a contribution in-kind from a limited partnership managed by the Adviser. On this date, the Dividend Growth Fund issued 6,505,383 shares and acquired securities tax-free at their then current value of $65,053,828, including unrealized appreciation of $11,352,297.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2017

last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2017, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2017

As of October 31, 2017, all of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement under U.S. GAAP. For details of investment classifications, reference the Schedules of Investments.

For the year ended October 31, 2017, there have been no transfers between Level 1 and Level 2 assets and liabilities. During the year ended October 31, 2017, there were no Level 3 securities.

During the year ended October 31, 2017, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and make distributions of their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2017

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for which the Administrator is paid an asset based fee which will vary depending on the number of share class and average daily net assets of the Fund. For the year ended October 31, 2017, the Large Cap Growth Fund and Dividend Growth Fund paid $144,392 and $124,845, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

The Funds have entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Funds may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2017, the Large Cap Growth Fund and Dividend Growth Fund incurred shareholder servicing fees of $430 and $1,006, respectively. These fees represent 0.25% and 0.25% of the Average Net Assets of the Large Cap Growth Fund Investor Class Shares and Dividend Growth Fund Investor Class Shares, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. During the year ended October 31, 2017, the Large Cap Growth Fund and Dividend Growth Fund earned cash management credits of

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2017

$40 and $36, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as the custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Large Cap Growth Fund at a fee calculated at an annual rate of 0.65% and to the Dividend Growth Fund at a fee calculated at an annual rate of 0.75% of the respective Fund’s average daily net assets. The Adviser has contractually agreed (effective May 19, 2015) to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Large Cap Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.85% of the average daily net assets of each class until February 28, 2018. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Large Cap Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.85% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2018. As of October 31, 2017, fees for the Large Cap Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time expenses were waived, were $66,640, $80,517 and $112,390, expiring in 2018, 2019 and 2020, respectively. The Adviser has contractually agreed (effective May 19, 2015) to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Dividend Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.95% of the average daily net assets of each class until February 28, 2018. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Dividend Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.95% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2018. As of October 31, 2017, fees for the Dividend Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time the expenses were waived, were $89,300, $92,900 and $115,793 expiring in 2018, 2019 and 2020, respectively.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2017

6. Share Transactions:

Large Cap Growth Fund	Year Ended October 31, 2017	Year Ended October 31, 2016
Share Transactions:
Institutional Class Shares
Issued	282,335	455,930
Reinvested	1,248,642	1,263,733
Redeemed	(7,519,867)	(2,636,975)

Net Decrease in Institutional Class Shares	(5,988,890)	(917,312)

Investor Class Shares
Issued	886	238
Reinvested	2,350	1,462
Redeemed	(5,321)	(1,969)

Net Decrease in Investor Class Shares	(2,085)	(269)

Dividend Growth Fund	Year Ended October 31, 2017	Year Ended October 31, 2016
Share Transactions:
Institutional Class Shares
Issued	14,231	296,289
Reinvested	199,061	472,561
Redeemed	(687,256)	(530,807)

Net Increase (Decrease) in Institutional Class Shares	(473,964)	238,043

Investor Class Shares
Issued	3,828	9,680
Reinvested	760	1,179

Net Increase in Investor Class Shares	4,588	10,859

7. Investment Transactions:

For the year ended October 31, 2017, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

		Purchases		Sales and Maturities
Large Cap Growth Fund	$	63,291,129	$	161,707,835
Dividend Growth Fund		119,184,992		121,053,602

There were no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2017.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2017

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Permanent book and tax basis differences which are primarily attributable to REIT adjustments have been classified to/(from) the following for the year ended October 31, 2017:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Large Cap Growth Fund	$1,964	$(1,964)
Dividend Growth Fund	19,952	(19,952)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared for the during the years or periods ended October 31, 2017 and October 31, 2016 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Large Cap Growth Fund
2017	$610,028	$17,526,817	$18,136,845
2016	621,211	17,703,104	18,324,315
Dividend Growth Fund
2017	1,968,680	352,934	2,321,614
2016	1,706,566	3,052,026	4,758,592

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2017

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings
Large Cap Growth Fund	$5,126,479	$21,772,444	$36,909,182	$63,808,105
Dividend Growth Fund	4,239,055	8,869,668	17,580,972	30,689,695

For Federal income tax purposes, the cost of securities owned at October 31, 2017, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which are temporary adjustments for Federal income tax purposes in the current period.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2017 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Cap Growth Fund	$66,421,676	$37,953,802	$(1,044,620)	$36,909,182
Dividend Growth Fund	$91,548,555	$17,676,704	$(95,732)	$17,580,972

9. Concentration of Risks:

Dividend Paying Stocks Risk – The Dividend Growth Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Equity Risk – Since it purchases equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of eachFund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Foreign Company Risk – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of each Fund’s investments.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2017

These currency movements may occur separately from, and in response the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Growth Style Risk – The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Large Cap Growth Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Portfolio Turnover Risk – The Dividend Growth Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

10.Other:

At October 31, 2017, the percentages held by a limited number of shareholders for each Fund (shareholder segments comprised of omnibus and accounts that were held on behalf of individual shareholders and in the Dividend Growth Fund, Institutional Class,one record related party shareholder), each owning 10% or greater of the aggregate shares outstanding, was as follows:

	No. of Shareholders	% Ownership
Large Cap Growth Fund, Institutional Class	2	32%
Large Cap Growth Fund, Investor Class	1	100%
Dividend Growth Fund, Institutional Class	2	47%
Dividend Growth Fund, Investor Class	1	92%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2017

11.Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

12.Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees of

The Advisors’ Inner Circle Fund II and Shareholders of

Westfield Capital Large Cap Growth Fund and

Westfield Capital Dividend Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund ( two of the funds constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2017

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2017 to October 31, 2017).

The table on the next page illustrates your Fund’s costs in two ways:

●   Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

●   Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,134.80	0.85%	$4.57
Investor Class	1,000.00	1,134.20	1.10	5.92
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.85	0.85%	$4.33
Investor Class	1,000.00	1,019.59	1.10	5.60
Dividend Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,096.10	0.95%	$5.02
Investor Class	1,000.00	1,094.90	1.20	6.34
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.35	0.95%	$4.84
Investor Class	1,000.00	1,019.08	1.20	6.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may

Name, Address, Age	Position with Trust and length of Time Served[1]	Principal Occupation(s) During the Past Five Years

INTERESTED TRUSTEES3 4

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

William M. Doran (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

INDEPENDENT TRUSTEES[4]

John K. Darr (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.

Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Trustees oversee 32 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-454-0738. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupations During the Past Five Years

INTERESTED TRUSTEES (continued)[3]

Mitchell A. Johnson	Trustee (Since 2005)	Retired. Private Investor since 1994.
(Born: 1942)

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003.

Bruce R. Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

George J. Sullivan, Jr. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments Since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 32 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone HArbor Emerging Markets Total Income Fund.

Current Directorships: The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to May, 2017.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Position(s) Held
	with the Trust and	Principal
	Length of Time	Occupation(s)
Name, Address, Age	Served	During the Past Five Years

OFFICERS (continued)

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, , Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.

Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010.

Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012).

Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, Since 2007.

Bridgett E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 24, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2017

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Funds are designating the following items with regard to distributions paid during the year.

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
Large Cap Growth Fund	3.36%	96.64%	100.00%	76.17%	76.29%	0.00%	0.22%	100.00%

Dividend Growth Fund	84.80%	15.20%	100.00%	85.95%	86.79%	0.00%	0.18%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2017. Complete information will be computed and reported with your 2017 Form 1099-DIV.

NOTES

NOTES

NOTES

Westfield Capital Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-454-0738

Adviser:

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

WCM-AR-001-0700

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$143,400	$0	$0	$140,400	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$121,700	$0	$0	$220,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$22,475	N/A	N/A	$21,880	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $121,700 and $220,000 for 2017 and 2016, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h)    During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer
Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.